SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       February 4, 2002 (January 15, 2002)
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

                               0-20914 31-1359191
          (Commission file number) (IRS Employer Identification Number)

                    420 Third Avenue, Gallipolis, Ohio 45631
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
         (Former name or former address, if changed since last report.)





                            Exhibit Index at Page 4.

Item 1. Changes in Control of Registrant.
         Not applicable.

Item 2. Acquisition or Disposition of Assets.
         Not applicable.

Item 3. Bankruptcy or Receivership.
         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.
         Not applicable.

Item 5. Other Events.
     On January 15, 2002 the Company's Board of Directors approved to extend its Treasury Stock Repurchase Program to February 10, 2003. The original maturity date was February 10, 2002. The extension authorizes the repurchase of up to 172,000 shares or approximately 5% of the Company's outstanding common shares from time to time in open market or privately negotiated purchases. The timing of the purchases and the actual number of common shares purchased will depend on market conditions. The extension is described in the press release issued on February 4, 2002, which is included herewith as Exhibit 99.

Item 6. Resignations of Registrant's Directors.
         Not applicable.

Item 7. Financial Statements and Exhibits.

         (a)      Financial statements of business acquired:
                           Not applicable.

         (b)      Pro forma financial information:
                           Not applicable.

         (c)      Exhibits:
                  99       Press release of Ohio Valley Banc Corp
                           issued February 4, 2002.

Item 8. Change in Fiscal Year.
         Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.
         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 OHIO VALLEY BANC CORP


Date: February 4, 2002                                By /s/ Jeffrey E. Smith
                                                 -------------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                                      Description
--------------                                      -----------
     99                            Press release of Ohio Valley Banc Corp issued
                                   February 4, 2002.

                                   Exhibit 99


FOR IMMEDIATE RELEASE
2/4/2002
Contact:  Scott Shockey  1-800-468-6682 or (740) 446-2631

                      OVBC EXTENDS STOCK REPURCHASE PROGRAM


     GALLIPOLIS (OH)--Ohio Valley Banc Corp. (OVBC) Board of Directors recently voted to extend the maturity of its Treasury Stock Repurchase Program to February 10, 2003. The original maturity date was February 10, 2002.
     OVBC shareholders purchased 46,751 shares of common stock in 2001 under the Dividend Reinvestment Plan (DRIP). This authorization by the board will permit the purchase of shares, when available, for the Treasury to meet the demand for DRIP shares as well as other corporate purposes. The original program began on June 15, 1999, when Ohio Valley Banc Corp. was authorized by its Board of Directors to repurchase up to 175,000 shares of OVBC common stock through open market and privately negotiated purchases. Since that date, Treasury purchases have totaled 129,900 common shares.
     The timing of the purchases, the prices paid and the actual number of shares of common stock purchased will depend upon market conditions. All shares of common stock purchased will be held as treasury shares and will be available for use by Ohio Valley Banc Corp. pursuant to the terms of OVBC's Dividend Reinvestment and Stock Purchase Plan as well as for other general corporate purposes.
     Ohio Valley Banc Corp. operates two subsidiaries: Ohio Valley Bank, with 17 offices in Ohio and W.Va., and Loan Central, with four offices in Ohio. Ohio Valley Banc Corp. stock is traded on NASDAQ under the symbol OVBC.

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